Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,817,830.80
Previously Paid Amount	0.00
Total Fee Amount	1,043.81
Total Offset Amount	0.00
Net Fee	$ 1,043.81